                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number:                    811-5206

Exact name of registrant as specified in charter:      Jennison Natural Resources
                                                       Fund, Inc.

Address of principal executive offices:                Gateway Center 3
                                                       100 Mulberry Street
                                                       Newark, New Jersey 07102

Name and address of agent for service:                 Maria Master
                                                       Gateway Center 3
                                                       100 Mulberry Street
                                                       Newark, New Jersey 07102

Registrant's telephone number, including area code:    973-367-3028

Date of fiscal year end:                               May 31, 2003

Date of reporting period:                              May 31, 2003

Item 1 -- Reports to Stockholders

                                       ANNUAL REPORT
                                       MAY 31, 2003

JENNISON
NATURAL RESOURCES FUND, INC.

(Formerly known as Prudential Natural Resources Fund, Inc.)

                                      FUND TYPE
                                      Sector stock

                                      OBJECTIVE
                                      Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of
The Prudential Insurance Company of America.          (LOGO)

Jennison Natural Resources Fund, Inc.

Performance at a Glance

FUND OBJECTIVE
The investment objective of the Jennison Natural
Resources Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

    Cumulative Total Returns1                              As of 5/31/03

                                        One Year   Five Years   Ten Years   Since Inception2
Class A                                  -0.53%      87.41%      161.68%       201.23%
Class B                                  -1.31       80.44       142.64        208.27
Class C                                  -1.31       80.44         N/A         127.46
Class Z                                  -0.24       89.85         N/A          74.73
MSCI World ND Index3                     -9.86      -13.85        72.53           ***
S&P 500 Index4                           -8.07       -5.26       157.72          ****
Lipper Natural Resources Funds Avg.5     -7.06       22.92       122.44         *****

    Average Annual Total Returns1                      As of 6/30/03

                                       One Year   Five Years   Ten Years   Since Inception2
Class A                                 -0.05%      12.89%       9.08%         7.96%
Class B                                 -0.36       13.11        8.82          7.25
Class C                                  2.46       13.00        N/A           9.26
Class Z                                  5.49       14.36        N/A           8.21
MSCI World ND Index3                    -2.37       -3.06        5.88           ***
S&P 500 Index4                           0.25       -1.61       10.04          ****
Lipper Natural Resources Funds Avg.5    -2.54        4.66        8.00         *****

Past performance is not indicative of future results.
Principal value and investment return will fluctuate
so that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The
cumulative total returns do not take into account
applicable sales charges. The average annual total
returns do take into account applicable sales
charges. Without the distribution and service (12b-1)
fee waiver of 0.05% for Class A shares, the returns
would have been lower. The Fund charges a maximum
front-end sales charge of 5% for Class A shares in
most circumstances, and a 12b-1 fee of up to 0.30%
annually. In some circumstances, Class A shares may
not be subject to a front-end sales charge, but may
be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject
to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%
respectively for the first six years after purchase,
and a 12b-1 fee of 1.00% annually. Approximately
seven years after purchase, Class B shares will
automatically convert to Class A shares on a
quarterly basis. Class C shares are subject to a
front-end sales charge of 1%, a CDSC of 1% for shares
redeemed within 18 months of purchase, and a 12b-1
fee of 1.00% annually. Class Z shares are not subject
to a sales charge or 12b-1 fee. The returns in the
tables above do not reflect the deduction of taxes
that a shareholder would pay on fund distributions or
following the redemption of fund shares. 2Inception
dates: Class A, 1/22/90; Class B, 9/28/87; Class C,
8/1/94; and Class Z, 9/16/96. 3The Morgan Stanley
Capital International World Net Dividends Index (MSCI
World ND Index) is a free float-adjusted market
capitalization index that is designed to measure
global developed market equity performance. The MSCI
                              www.jennisondryden.com    (800) 225-1852

Annual Report    May 31, 2003

World ND Index consists of approximately 23 developed market indexes in Australia, Canada, Europe, the Far
East, New Zealand, and the United States. 4The
Standard & Poor's 500 Composite Stock Price Index
(S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. 5The Lipper Natural Resources Funds
Average (Lipper Average) represents returns based on the average return of all mutual funds in the Lipper
Natural Resources Funds category for the periods noted. Funds in the Lipper Natural Resources Funds
Average invest primarily in natural resources stocks.
Investors cannot invest directly in an index. The returns for the MSCI World ND Index, S&P 500 Index, and Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***MSCI World ND Index
Closest Month-End to Inception cumulative total returns as of 5/31/03 are 95.61% for Class A, 126.31% for Class B, 54.96% for Class C, and 18.85% for Class
Z. MSCI World ND Index Closest Month-End to Inception average annual total returns as of 6/30/03 are 5.26% for Class A, 5.44% for Class B, 5.24% for Class C, and 2.85% for Class Z. ****S&P 500 Index Closest
Month-End to Inception cumulative total returns as of 5/31/03 are 292.72% for Class A, 335.51% for Class B,
145.37% for Class C, and 54.83% for Class Z. S&P 500
Index Closest Month-End to Inception average annual total returns as of 6/30/03 are 10.84% for Class A, 9.88% for Class B, 10.75% for Class C, and 6.89% for
Class Z. ***** Lipper Average Closest Month-End to
Inception cumulative total returns as of 5/31/03 are 164.86% for Class A, 182.21% for Class B, 112.54% for
Class C, and 45.79% for Class Z. Lipper Average
Closest Month-End to Inception average annual total returns as of 6/30/03 are 7.09% for Class A, 6.17% for Class B, 8.36% for Class C, and 5.38% for Class Z.

Top Five Industries

Expressed as a percentage of net assets as of 5/31/03.

    31.9%   Oil & Gas
    30.1    Energy Equipment & Services
    29.3    Metals & Mining
     2.6    Capital Markets
     1.6    Industrial Conglomerates
Industries are subject to change.

Five Largest Holdings

Expressed as a percentage of net assets as of 5/31/03.

    5.2%  BJ Services Co.
          Energy Equipment & Services
    5.1   Smith International, Inc.
          Energy Equipment & Services
    5.0   Western Gas Resources, Inc.
          Oil & Gas
    4.4   Weatherford International Ltd.
          Energy Equipment & Services
    4.2   Total SA
          Oil & Gas
Holdings are subject to change.

                                        July 15, 2003

DEAR SHAREHOLDER,
Stock markets in the United States and abroad posted their best quarterly gains in 4 1/2 years in June 2003 and the U.S. bond market rally continued. This has encouraged a sense of cautious optimism among investors. We welcome these developments, but regardless of the direction of financial markets, it is important to remember that a wise investor plans today for tomorrow's needs.

Whether you are investing for your retirement, your children's education, or some other goal, JennisonDryden mutual funds offer the experience, resources, and professional discipline of three leading asset management firms that can make a difference for you. JennisonDryden equity funds are managed by Jennison Associates and Quantitative
Management. Prudential Fixed Income manages the
JennisonDryden fixed income and money market funds.

A diversified asset allocation strategy is a disciplined approach to investing that may help you make more consistent progress toward your goals. We recommend that you develop a personal asset allocation strategy in consultation with a financial professional who knows you, who understands your reasons for investing, the time you have to reach your goals, and the amount of risk you are comfortable assuming. JennisonDryden mutual funds offer a wide range of investment choices, and your financial professional can help you choose the appropriate funds to implement your strategy.

I was named president of the Jennison Natural
Resources Fund, Inc. in March 2003. Thank you for your confidence in JennisonDryden mutual funds. We look forward to serving your future investment needs.

Sincerely,


Judy A. Rice, President
Jennison Natural Resources Fund, Inc.

Jennison Natural Resources Fund, Inc.

Annual Report    May 31, 2003

INVESTMENT ADVISER'S REPORT

OVERVIEW
Over the Fund's fiscal year--the 12 months ended
May 31, 2003--the Fund substantially outperformed the broader global market as measured by the MSCI World
ND Index, the U.S. market as measured by the S&P 500
Index, and the Lipper Natural Resources Funds
Average. These indicators of the investing environment all declined between 5% and 10% while the Fund's shares finished the reporting period close to their starting value. The Fund's strong performance ranked in the first quartile of the 80 Lipper Natural
Resources Funds, as well as over the past 3-, 5-, and 10-year periods.

The reporting period began in the steep stock market drop of mid-2002. The broader global market, including materials stocks, hadn't recovered much of their loss by the end of the period. However, the Fund had substantial gains on energy stocks, its major focus.

ENERGY STOCKS RECOVERED BEFORE THE OVERALL MARKET
United States natural gas consumption has been rising while natural gas reserves are being depleted at an accelerating rate. We believe that current U.S.
production cannot keep pace with demand, and natural gas prices in the United States and Canada have been rising. This situation is just beginning to be broadly recognized. On May 21, 2003, Federal Reserve
Chairman Alan Greenspan commented, "I am quite surprised at how little attention the natural gas problem has been getting, because it is a very serious problem."

By the middle of the reporting period, the Fund's commitment to energy-related stocks, including its five largest holdings, exceeded 60% of net assets. By and large, these stocks rose or held their value despite the broader market's decline when uncertainty about the potential war in Iraq depressed investing activity. Toward the end of the period, energy stocks began to rise rapidly, increasing the Fund's margin of outperformance.

Jennison Natural Resources Fund, Inc.

Annual Report    May 31, 2003

Within the energy sector, we had substantial positions in oil and gas drilling service stocks with large North American exposure, such as BJ Services, Smith International, and Weatherford International
(see Comments on Largest Holdings for all three).
Drilling service companies tend to be busy when exploration rises. It was a good part of the energy market to be in. We had gains on many holdings, with particularly large contributions from Smith
International and BJ Services. Firms that make drilling supplies, such as Maverick Tube's specialized steel well sheaths, contributed additional gains.

Western Gas Resources and Total (see Comments on
Largest Holdings for both) were also among the Fund's largest positions and had strong positive returns over its reporting period. Smaller positions in other companies that have well-placed natural gas reserves, such as Evergreen Resources and XTO Energy, rose as well.

PLATINUM/PALLADIUM MARKET REMAINS WEAK
Platinum and palladium are in the same elemental group of metals. They tend to occur together and have overlapping uses, including automobile catalytic converters. The price of palladium has fallen for two years due to demand and supply factors. In addition to weak palladium prices, investors did not look favorably on Norilsk Mining's proposed acquisition of majority control of Stillwater Mining for a very slight premium. Stillwater's shares lost a substantial part of their value, detracting significantly from the Fund's return. We sold the position. South African platinum suppliers, including
Anglo American Platinum Corporation and Impala
Platinum Holdings, were hurt by the sharp rise in the South African rand against the U.S. dollar. Since these companies' costs are priced in rand, their margins were squeezed. These stocks have been winners over the last five years, and we have periodically taken profits to lock in our gains.

                     www.jennisondryden.com    (800) 225-1852

PRICE OF GOLD WAS UNSTABLE
Gold stock prices had risen steeply during the Fund's prior reporting period partly because geopolitical instability increased gold's attractiveness as an investment. We reduced the Fund's exposure to gold because we thought that, after this rise, there were better opportunities elsewhere. Gold shares became quite volatile during this reporting period.
Consequently, depending on the timing of our sales, some holdings--including Anglogold and Glamis Gold--had significant gains while others--including Durban
Roodeport Deep and Meridian Gold--detracted substantially from the Fund's return. All of the Fund's holdings in Glamis Gold and Durban Roodeport
Deep were sold. We remain bullish on gold over the long-term, and look to increase exposure on price dips.

WE ADDED TO BASE METALS
We added exposure to base (nonprecious) metals, particularly copper, because we believe demand is growing much faster than new supplies. Recovery of global economic growth and the rapid growth of some very large developing economies, notably China's, are likely to increase demand. Ongoing metal production processes may have kept supply and demand in balance, but metal prices, in our opinion, were suppressed during the past 20 years by three large one-time boosts to supply. One was new technology that improved mine productivity. The second was the opening of Indonesia's Grassberg mine, which now provides about 6% of global copper supply. The third was the economic collapse of the former Soviet Union, which sharply reduced domestic consumption and released large amounts of metal into the world market.

Jennison Natural Resources Fund Management Team

-------------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at period-end.

Jennison Natural Resources Fund, Inc.

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 5/31/03
---------------------------------------------------------
5.2%  BJ Services Co./Energy Equipment & Services
      BJ Services provides pressure pumping and cementing services, which are very sensitive to increases in drilling activity. BJ's annual sales have risen rapidly since 1999.

5.1%  Smith International, Inc./Energy Equipment & Services
      Smith International makes premium drill bits, drilling fluids, and related products, and offers drilling-related services. The market for these products varies with the overall amount of drilling activity. Its annual sales have risen rapidly since
      1999.

5.0%  Western Gas Resources, Inc./Oil & Gas
      Western Gas is the largest owner of acreage and one of the largest producers of gas in the Powder
      River Basin, which is one of the last, unexploited gas reserve basins in the United States.

4.4%  Weatherford International Ltd./Energy Equipment & Services
      Weatherford provides oil and gas drilling services such as well installation and equipment rental, conducting operations in approximately 100 countries, with several hundred service and sales locations in oil and natural gas-producing regions in the world.
      Weatherford is focused on new and growing areas of the business where there is little competition.

4.2%  Total SA (formerly Total Fina Elf SA)/Oil & Gas
      Total is France's largest oil company. It is an integrated oil company that trades and transports crude oil and finished products in more than 100 countries, and operates a chain of service stations primarily in Europe and Africa. In our opinion, the company is achieving impressive productivity gains.
      Cost savings from the Elf Acquitaine merger in 2000 came earlier than expected, and further savings are anticipated.

      Holdings are subject to change.

       Jennison Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2003

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  97.7%
COMMON STOCKS  96.8%
-------------------------------------------------------------------------------------
Capital Markets  2.6%
     50,000   Globaly Corp.                                         $    1,208,143
     47,000   Kobayashi Yoko Co., Ltd.                                     823,252
    127,000   Nihon Unicom Corp.                                           989,093
                                                                    --------------
                                                                         3,020,488
-------------------------------------------------------------------------------------
Chemicals  0.4%
    119,100   Hokko Chemical Industry Co., Ltd.                            407,273
-------------------------------------------------------------------------------------
Energy Equipment & Services  30.1%
    147,400   BJ Services Co.(a)                                         6,000,654
     20,300   Cooper Cameron Corp.(a)                                    1,108,177
     60,600   ENSCO International, Inc.                                  1,818,000
     62,388   FMC Technologies, Inc.(a)                                  1,393,124
     48,800   Grant Prideco, Inc.(a)                                       680,760
     75,400   Grey Wolf, Inc.(a)                                           337,792
     23,500   Hydril Co.(a)                                                646,015
     49,400   Lone Star Technologies, Inc.(a)                            1,224,132
    101,100   Maverick Tube Corp.(a)                                     2,024,022
     54,000   Nabors Industries Ltd.(a)                                  2,434,320
     14,500   NATCO Group, Inc. (Class A)(a)                               104,545
     61,100   National-Oilwell, Inc.(a)                                  1,485,952
    137,100   Oil States International, Inc.(a)                          1,842,624
     65,000   Rowan Cos., Inc.                                           1,556,100
    141,500   Smith International, Inc.(a)                               5,785,935
     43,300   W-H Energy Services, Inc.(a)                                 942,641
    110,700   Weatherford International Ltd.(a)                          5,020,245
                                                                    --------------
                                                                        34,405,038
-------------------------------------------------------------------------------------
Food Products  0.6%
     79,200   Cresud S.A.C.I.F.y A. (ADR)(a)                               693,000
-------------------------------------------------------------------------------------
Industrial Conglomerates  1.6%
     98,700   Denbury Resources, Inc.(a)                                 1,199,205
    190,600   Genoil, Inc.(a)                                               27,064
    280,300   Platnium Group Metals Ltd.(a)                                 63,273
     29,800   Randgold Resources Ltd. (ADR)(a)                             520,904
                                                                    --------------
                                                                         1,810,446

    See Notes to Financial Statements                                      7

       Jennison Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
Metals & Mining  29.3%
     43,900   Aber Diamond Corp.(a)                                 $      887,079
     58,100   African Rainbow Minerals Gold Ltd.(a)                        546,162
    543,600   Alumina Ltd.                                               1,523,219
     47,900   Anglo American Platinum Corp., Ltd.                        1,618,977
    114,920   AngloGold Ltd. (Australian Dollar)                           653,769
     34,552   AngloGold Ltd. (South African Rand)                          975,049
    183,900   Apex Silver Mines Ltd.(a)                                  2,721,720
    141,950   Aquarius Platinum Ltd.                                       605,886
     96,800   Arizona Star Resource Corp.(a)                               150,842
        465   Ashanti Goldfields Co., Ltd. (GDR)(a)                          3,534
    328,400   Avgold Ltd.(a)                                               326,460
     99,700   Black Hawk Mining, Inc.(a)                                     8,349
     27,600   Century Aluminum Co.                                         193,200
     77,200   Companhia Vale do Rio Doce (ADR)                           2,316,000
     10,540   European Goldfields Ltd.(a)                                   12,280
     57,200   FNX Mining Co., Inc.(a)                                      264,487
    113,000   Freeport-McMoRan Copper & Gold, Inc. (Class B)(f)          2,480,350
    105,400   Gabriel Resources Ltd.(a)                                    212,596
     56,400   Golden Star Resources Ltd.(a)(f)                             115,620
     75,800   Harmony Gold Mining Co., Ltd.                                992,670
    760,480   IAMGOLD Corp.                                              3,848,639
     30,700   Impala Platinum Holdings Ltd.                              1,869,265
    131,000   Ivanhoe Mines Ltd.(a)                                        300,481
    151,042   Kinross Gold Corp.(a)                                      1,055,853
     38,000   Korea Zinc Co., Ltd.                                         630,182
  1,760,200   Lihir Gold Ltd.(a)                                         1,594,378
     89,500   Massey Energy Co.                                          1,254,790
     73,100   Meridian Gold, Inc.(a)                                       849,010
     61,100   Miramar Mining Corp.(a)                                       64,155
     86,400   Miramar Mining Corp. (Canadian Dollar)(a)                     91,855
    190,500   Nelson Resources Ltd.(a)                                      86,004
     96,400   Nevsun Resources Ltd.(a)(f)                                  211,992
    131,200   Newcrest Mining Ltd.                                         645,498

    8                                      See Notes to Financial Statements

       Jennison Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2003 Cont'd.

Shares        Description                                           Value (Note 1)
----------------------------------------------------------------------------------------
    213,500   Orezone Resources, Inc.(a)                            $      104,161
     23,845   Pan American Silver Corp.(a)                                 157,485
     71,300   Phelps Dodge Corp.(a)                                      2,598,885
    332,200   Wheaton River Minerals Ltd.(a)                               350,754
    499,700   WMC Resources Ltd.(a)                                      1,253,674
                                                                    --------------
                                                                        33,575,310
-------------------------------------------------------------------------------------
Oil & Gas  31.6%
     15,256   Apache Corp.                                               1,005,676
     18,900   Brigham Exploration Co.(a)                                   100,548
     56,200   Cheniere Energy, Inc.(a)                                     147,244
     61,000   Encore Acquisition Co.(a)                                  1,171,200
     45,600   Eni S.p.A. (ADR)(f)                                        3,704,544
     51,700   Evergreen Resources, Inc.(a)                               2,753,542
      6,254   KCS Energy, Inc.(a)                                           30,269
     29,300   McMoRan Exploration Co.(a)(f)                                372,110
     25,100   Noble Energy, Inc.                                           914,393
     54,800   Petroleo Brasileiro SA (ADR)(f)                            1,049,420
     85,786   Pioneer Natural Resources Co.(a)                           2,293,918
     39,100   Quicksilver Resources, Inc.(a)                               977,891
     13,500   Sibneft (ADR)(f)                                             334,125
     33,000   St. Mary Land & Exploration Co.                              924,000
    134,300   Suncor Energy, Inc.                                        2,472,223
     58,100   Swift Energy Co.(a)                                          688,485
     33,160   Total SA                                                   4,855,639
     53,500   Valero Energy Corp.                                        2,006,250
    143,800   Western Gas Resources, Inc.                                5,678,662
     63,400   Western Oil Sands, Inc. (Class A)(a)                       1,186,471
     34,000   Westport Resources Corp.(a)                                  754,800
     74,816   XTO Energy, Inc.                                           1,605,551
     21,750   YUKOS (ADR)(f)                                             1,082,280
                                                                    --------------
                                                                        36,109,241
-------------------------------------------------------------------------------------
Real Estate  0.6%
     72,400   IRSA Inversiones y Representaciones S.A. (GDR)(f)            637,844
                                                                    --------------
              Total common stocks (cost $80,284,341)                   110,658,640
                                                                    --------------

    See Notes to Financial Statements                                      9

       Jennison Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2003 Cont'd.

Principal
Amount
(000)          Description                                        Value (Note 1)
----------------------------------------------------------------------------------------
CONVERTIBLE BONDS
-------------------------------------------------------------------------------------
Industrial Conglomerates
$          9   JCI Ltd.
                17.00%, 7/15/05 (cost $1,346)                     $             13
PREFERRED STOCKS  0.3%
Shares
----------------------------------------------------------------------------------------
Oil & Gas  0.3%
         182   KCS Energy, Inc.(a)(c)(d)
                (cost $182,000; purchased 2/20/01)                         291,200
STAPLE UNIT  0.6%
-------------------------------------------------------------------------------------
Paper & Forest Products  0.6%
      83,100   TimberWest Forest Ltd.(b)
                (cost $625,209)                                            698,904
WARRANT(a)
-------------------------------------------------------------------------------------
Metals & Mining
      11,922   Pan American Silver Corp. Expiring 2/20/08 @
                CAD$12 (cost $33,484)                                       27,780
                                                                  ----------------
               Total long-term investments (cost $81,126,380)          111,676,537
                                                                  ----------------
SHORT-TERM INVESTMENT  11.1%
-------------------------------------------------------------------------------------
Mutual Fund
  12,644,512   Prudential Core Investment Fund-Taxable Money
                Market Series(e) (cost $12,644,512; Note 3)             12,644,512
                                                                  ----------------
               Total Investments  108.8%
                (cost $93,770,892; Note 5)                             124,321,049
               Liabilities in excess of other assets  (8.8%)           (10,013,571)
                                                                  ----------------
               Net Assets  100%                                   $    114,307,478
                                                                  ----------------
                                                                  ----------------

    10                                     See Notes to Financial Statements

       Jennison Natural Resources Fund, Inc.
             Portfolio of Investments as of May 31, 2003 Cont'd.

(a) Non-income producing security.
(b) A Stapled Unit consists of 1 common share, 100 preferred shares, and 1 subordinate note receipt.
(c) Represents a security that is restricted; the cost is $182,000. The value $291,200 is approximately 0.3% of net assets.
(d) Indicates a fair valued security. The aggregate value, $291,200 is approximately 0.3% of net assets.
(e) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f) Securities, or portion thereof, on loan, see Note 4.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).

The classification of portfolio holdings by country and liabilities in excess of other assets shown as a percentage of net assets as of May 31, 2003 was as follows:
United States..........................................................   78.5%
Canada.................................................................   11.4
Australia..............................................................    5.5
South Africa...........................................................    5.5
France.................................................................    4.3
Japan..................................................................    3.0
South Korea............................................................    0.6
                                                                         -----
                                                                         108.8
Liabilities in excess of other assets..................................   (8.8)
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     11

       Jennison Natural Resources Fund, Inc.
             Statement of Assets and Liabilities

                                                                  May 31, 2003
---------------------------------------------------------------------------------------
ASSETS
Investments, at value including securities on loan of
   $8,829,933 (cost $93,770,892)                                  $ 124,321,049
Foreign currency, at value (cost $146,639)                              149,103
Receivable for Fund shares sold                                         449,288
Dividends and interest receivable                                        70,023
Tax reclaim receivable                                                   16,276
Receivable for securities lending                                        25,486
Other assets                                                              1,937
                                                                -----------------
      Total assets                                                  125,033,162
                                                                -----------------
LIABILITIES
Payable to broker for collateral for securities on loan              10,043,365
Payable for Fund shares reacquired                                      283,517
Accrued expenses and other liabilities                                  181,356
Payable to custodian                                                     95,349
Management fee payable                                                   69,069
Distribution fee payable                                                 46,656
Payable for securities lending agent                                      6,372
                                                                -----------------
      Total liabilities                                              10,725,684
                                                                -----------------
NET ASSETS                                                        $ 114,307,478
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $      62,749
   Paid-in capital in excess of par                                  87,654,888
                                                                -----------------
                                                                     87,717,637
   Accumulated net investment loss                                   (3,446,459)
   Accumulated net realized loss on investments and foreign
      currency transactions                                            (517,218)
   Net unrealized appreciation on investments and foreign
      currencies                                                     30,553,518
                                                                -----------------
Net assets, May 31, 2003                                          $ 114,307,478
                                                                -----------------
                                                                -----------------

    12                                     See Notes to Financial Statements

       Jennison Natural Resources Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                  May 31, 2003
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($55,746,787 / 2,942,821 shares of common stock
      issued and outstanding)                                           $18.94
   Maximum sales charge (5% of offering price)                            1.00
   Maximum offering price to public                                     $19.94
Class B:
   Net asset value, offering price and redemption price per
      share ($36,196,834 / 2,118,614 shares of common stock
      issued and outstanding)                                           $17.09
Class C:
   Net asset value and redemption price per share
      ($7,777,649 / 455,233 shares of common stock issued
      and outstanding)                                                  $17.09
   Sales charge (1% of offering price)                                     .17
   Offering price to public                                             $17.26
Class Z:
   Net asset value, offering price and redemption price per
      share ($14,586,208 / 758,277 shares of common stock
      issued and outstanding)                                           $19.24

    See Notes to Financial Statements                                     13

       Jennison Natural Resources Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                  May 31, 2003
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $35,356)         $ 1,061,196
   Interest                                                                396
   Income from securities loaned, net                                   21,571
                                                                -----------------
      Total income                                                   1,083,163
                                                                -----------------
Expenses
   Management fee                                                      717,724
   Distribution fee--Class A                                           115,628
   Distribution fee--Class B                                           331,543
   Distribution fee--Class C                                            55,846
   Transfer agent's fees and expenses                                  191,000
   Custodian's fees and expenses                                       190,000
   Reports to shareholders                                              80,000
   Registration fees                                                    52,000
   Legal fees and expenses                                              40,000
   Audit fee                                                            35,000
   Directors' fees                                                      13,000
   Miscellaneous                                                         8,484
                                                                -----------------
      Total expenses                                                 1,830,225
                                                                -----------------
Net investment loss                                                   (747,062)
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                           4,974,294
   Foreign currency transactions                                         3,735
                                                                -----------------
                                                                     4,978,029
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                      (4,799,906)
   Foreign currencies                                                    2,464
                                                                -----------------
                                                                    (4,797,442)
                                                                -----------------
Net gain on investments and foreign currencies                         180,587
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  (566,475)
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Jennison Natural Resources Fund, Inc.
             Statement of Changes in Net Assets

                                                         Year Ended May 31,
                                                    ----------------------------
                                                        2003            2002
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                              $   (747,062)   $   (428,206)
   Net realized gain on investment and foreign
      currency transactions                            4,978,029       1,237,876
   Net change in unrealized appreciation
      (depreciation) on investments and foreign
      currencies                                      (4,797,442)      6,532,117
                                                    ------------    ------------
   Net increase (decrease) in net assets
      resulting from operations                         (566,475)      7,341,787
                                                    ------------    ------------
   Dividends from net investment income (Note 1)
      Class A                                         (1,011,751)       (329,977)
      Class B                                           (573,481)        (87,548)
      Class C                                            (90,805)        (10,106)
      Class Z                                           (246,269)        (66,193)
                                                    ------------    ------------
                                                      (1,922,306)       (493,824)
                                                    ------------    ------------
   Distributions from net realized gains
      Class A                                         (2,328,277)             --
      Class B                                         (1,908,871)             --
      Class C                                           (302,250)             --
      Class Z                                           (515,782)             --
                                                    ------------    ------------
                                                      (5,055,180)             --
                                                    ------------    ------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                      45,044,753      27,039,173
   Net asset value of shares issued in
      reinvestment of dividends and distributions      6,184,558         436,523
   Cost of shares reacquired                         (36,640,339)    (23,879,573)
                                                    ------------    ------------
   Net increase in net assets from Fund share
      transactions                                    14,588,972       3,596,123
                                                    ------------    ------------
Total increase                                         7,045,011      10,444,086
NET ASSETS
Beginning of year                                    107,262,467      96,818,381
                                                    ------------    ------------
End of year                                         $114,307,478    $107,262,467
                                                    ------------    ------------
                                                    ------------    ------------

    See Notes to Financial Statements                                     15

       Jennison Natural Resources Fund, Inc.
             Notes to Financial Statements

      Jennison Natural Resources Fund, Inc. (the 'Fund'), formerly known as Prudential Natural Resources Fund, Inc. is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital which it seeks to achieve by investing primarily in equity securities of foreign and domestic companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources and in asset-based securities the terms of which are related to the market value of an underlying asset such as a natural resource.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on a securities exchange Market
securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the subadviser, does not represent fair value, are valued at fair value by a Valuation Committee appointed by the Board of Directors, in consultation with the Manager or subadviser.

      Investment in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      The Fund may hold up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities are valued pursuant to the valuation procedures noted above.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

       Jennison Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

      (i) market value of investment securities, other assets and liabilities at the current daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain (loss) on investment transactions.

      Net realized gain (loss) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Securities Lending:    The Fund may lend its portfolio securities to
qualified institutions. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities plus any accrued interest and dividends. During the time the securities are on loan, the Fund will continue to receive the interest and dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in

       Jennison Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income annually and net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to a subadvisory agreement between PI and Jennison, Jennison furnishes investment advisory services in connection with the management of the Fund. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objective and policies. PI pays for the services of Jennison, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PI is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Fund.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred.

       Jennison Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and Class C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively, for the year ended May 31, 2003.

      PIMS has advised the Fund that it received approximately $163,000 and $35,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended May 31, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended May 31, 2003, it received approximately $60,200 and $2,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the year ended May 31, 2003, the amount of the commitment was $800 million from June 1, 2002 through May 2, 2003 and allows the Fund to increase the commitment to 1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funds to facilitate capital share redemptions. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended May 31, 2003.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI, and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended May 31, 2003, the Fund incurred fees of approximately $146,500 for the services of PMFS. As of May 31, 2003, approximately $13,100 of such fees were

       Jennison Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

due to PMFS. Transfer agent's fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The Fund incurred approximately $24,600 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $17,900 for the year ended May 31, 2003. As of May 31, 2003, approximately $1,600 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

      Effective July 1, 2003, PSI became a division of Wachovia Securities LLC of which Prudential holds a minority interest.

      PSI was the securities lending agent for the Fund for the year ended May 31, 2003. For such period, PSI has been compensated in the amount of approximately $7,200 for these services, of which approximately $6,400 is payable at May 31, 2003. Effective July 1, 2003, Prudential Investment Management, Inc., an indirect wholly-owned subsidiary of Prudential is the Fund's securities lending agent.

      Investment in the Core Funds:    The Fund invests in the Taxable Money
Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended May 31, 2003, the Fund earned income of approximately $44,180 and $21,600 from the Series by investing its excess cash and collateral received from securities lending.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended May 31, 2003 were $32,901,711 and $23,756,779, respectively.

      As of May 31, 2003, the Fund had securities on loan with an aggregate market value of $8,829,933. The Fund received $10,043,365 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment

       Jennison Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated gains (losses) on investments. For the year ended May 31, 2003, the adjustments were to decrease accumulated net investment loss by $104,033, increase accumulated net realized loss on investments by $138,076 and increase paid-in capital in excess of par by $34,043 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies, dividend distribution reclassification redemptions utilized as distributions for federal income tax purposes and a tax operating loss. Net investment loss, net realized gains and net assets were not affected by this change.

      For the year ended May 31, 2003, the tax character of distributions paid by the Fund was $2,796,192 from ordinary income and $4,181,294 from long-term capital gains. For the year ended May 31, 2002, the tax character of distributions paid by the Fund was $493,824 from ordinary income.

      As of May 31, 2003 the Fund had no undistributed ordinary income or long-term capital gains on a tax basis. As of May 31, 2002 the Fund had $1,901,338 of undistributed ordinary income and $206,855 of long-term capital gains on tax basis. The tax basis differs from the amount shown on the Statement of Assets and Liabilities primarily due to the deferral for federal tax purposes of post-October capital losses of approximately $354,700 short-term and $105,100 long-term.

      The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of May 31, 2003 were as follows:

                                                        Other         Total Net
                                                     Cost Basis       Unrealized
  Tax Basis        Appreciation     Depreciation     Adjustments     Appreciation
--------------     ------------     ------------     -----------     ------------
 $ 97,274,763      $ 30,134,608      $ 3,088,322       $ 3,363       $ 27,049,649

      The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation of foreign currency and mark to market of receivables and payables.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a
                                                                          21

       Jennison Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 500 million shares of $.01 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 125 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended May 31, 2003:
Shares sold                                                   1,079,712    $ 18,669,013
Shares issued in reinvestment of dividends and
  distributions                                                 186,981       2,978,614
Shares reacquired                                            (1,019,020)    (17,462,534)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    247,673       4,185,093
Shares issued upon conversion from Class B                      212,020       3,697,968
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   459,693    $  7,883,061
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2002:
Shares sold                                                     448,812    $  7,930,895
Shares issued in reinvestment of distributions                   19,805         290,930
Shares reacquired                                              (551,578)     (8,939,041)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (82,961)       (717,216)
Shares issued upon conversion from Class B                      365,219       5,812,224
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   282,258    $  5,095,008
                                                             ----------    ------------
                                                             ----------    ------------
Class B
----------------------------------------------------------
Year ended May 31, 2003:
Shares sold                                                     689,856    $ 10,865,100
Shares issued in reinvestment of dividends and
  distributions                                                 145,931       2,105,784
Shares reacquired                                              (615,494)     (9,621,616)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    220,293       3,349,268
Shares reacquired upon conversion into Class A                 (234,093)     (3,697,968)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   (13,800)   $   (348,700)
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2002:
Shares sold                                                     616,929    $  9,534,696
Shares issued in reinvestment of dividends                        5,393          72,268
Shares reacquired                                              (529,218)     (7,913,083)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     93,104       1,693,881
Shares reacquired upon conversion into Class A                 (401,431)     (5,812,224)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                  (308,327)   $ (4,118,343)
                                                             ----------    ------------
                                                             ----------    ------------

       Jennison Natural Resources Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                        Shares         Amount
----------------------------------------------------------   ----------    ------------
Year ended May 31, 2003:
Shares sold                                                     262,349    $  4,188,424
Shares issued in reinvestment of dividends and
  distributions                                                  23,502         339,126
Shares reacquired                                              (111,987)     (1,743,580)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   173,864    $  2,783,970
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2002:
Shares sold                                                     131,826    $  2,041,290
Shares issued in reinvestment of dividends                          561           7,512
Shares reacquired                                               (97,898)     (1,384,073)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    34,489    $    664,729
                                                             ----------    ------------
                                                             ----------    ------------
Class Z
----------------------------------------------------------
Year ended May 31, 2003:
Shares sold                                                     643,743    $ 11,322,216
Shares issued in reinvestment of dividends and
  distributions                                                  47,093         761,034
Shares reacquired                                              (445,036)     (7,812,609)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                   245,800    $  4,270,641
                                                             ----------    ------------
                                                             ----------    ------------
Year ended May 31, 2002:
Shares sold                                                     417,112    $  7,532,292
Shares issued in reinvestment of dividends                        4,423          65,813
Shares reacquired                                              (339,570)     (5,643,376)
                                                             ----------    ------------
Net increase (decrease) in shares outstanding                    81,965    $  1,954,729
                                                             ----------    ------------
                                                             ----------    ------------

       Jennison Natural Resources Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                  May 31, 2003
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                   $ 20.64
                                                                    --------
Income from investment operations
Net investment income (loss)                                            (.09)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (.27)
                                                                    --------
      Total from investment operations                                  (.36)
                                                                    --------
Less dividends and distributions
Dividends from net investment income                                    (.41)
Distributions from net realized gains on investments                    (.93)
Distributions in excess of net realized gains on
   investments                                                            --
                                                                    --------
      Total dividends and distributions                                (1.34)
                                                                    --------
Net asset value, end of year                                         $ 18.94
                                                                    --------
                                                                    --------
TOTAL RETURN(b):                                                       (0.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $55,747
Average net assets (000)                                             $46,251
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees(c)                                                           1.64%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.39%
Net investment income (loss)                                            (.51)%
For Class A, B, C and Z shares:
Portfolio turnover                                                        25%

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of Class A shares.

    24                                     See Notes to Financial Statements

       Jennison Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $  19.05             $  15.55             $  11.33             $  11.69
    --------             --------             --------             --------
        (.04)                 .13                 (.04)                (.05)
        1.78                 3.37                 4.26                  .20
    --------             --------             --------             --------
        1.74                 3.50                 4.22                  .15
    --------             --------             --------             --------
        (.15)                  --                   --                   --
          --                   --                   --                   --
          --                   --                   --                 (.51)
    --------             --------             --------             --------
        (.15)                  --                   --                 (.51)
    --------             --------             --------             --------
    $  20.64             $  19.05             $  15.55             $  11.33
    --------             --------             --------             --------
    --------             --------             --------             --------
        9.43%               22.51%               37.25%                2.41%
    $ 51,254             $ 41,934             $ 28,971             $ 23,930
    $ 37,737             $ 33,769             $ 26,574             $ 22,683
        1.71%                1.57%                1.53%                1.79%
        1.46%                1.32%                1.28%                1.54%
        (.23)%                .78%                (.27)%               (.53)%
          28%                  26%                  22%                  16%

    See Notes to Financial Statements                                     25

       Jennison Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                  May 31, 2003
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                   $ 18.76
                                                                    --------
Income from investment operations
Net investment loss                                                     (.20)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (.26)
                                                                    --------
   Total from investment operations                                     (.46)
                                                                    --------
Less dividends and distributions
Dividends from net investment income                                    (.28)
Distributions from net realized gains on investments                    (.93)
Distributions in excess of net realized gains on
   investments                                                            --
                                                                    --------
Total dividends and distributions                                      (1.21)
                                                                    --------
Net asset value, end of year                                         $ 17.09
                                                                    --------
                                                                    --------
TOTAL RETURN(b):                                                       (1.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $36,197
Average net assets (000)                                             $33,154
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              2.39%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.39%
Net investment loss                                                    (1.27)%

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    26                                     See Notes to Financial Statements

       Jennison Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $  17.33             $  14.24             $  10.46             $  10.92
    --------             --------             --------             --------
        (.14)                (.02)                (.13)                (.12)
        1.61                 3.11                 3.91                  .17
    --------             --------             --------             --------
        1.47                 3.09                 3.78                  .05
    --------             --------             --------             --------
        (.04)                  --                   --                   --
          --                   --                   --                   --
          --                   --                   --                 (.51)
    --------             --------             --------             --------
        (.04)                  --                   --                 (.51)
    --------             --------             --------             --------
    $  18.76             $  17.33             $  14.24             $  10.46
    --------             --------             --------             --------
    --------             --------             --------             --------
        8.57%               21.70%               36.14%                1.64%
    $ 40,002             $ 42,288             $ 46,230             $ 44,533
    $ 32,040             $ 39,793             $ 45,728             $ 48,644
        2.46%                2.32%                2.28%                2.54%
        1.46%                1.32%                1.28%                1.54%
        (.95)%               (.16)%              (1.04)%              (1.28)%

    See Notes to Financial Statements                                     27

       Jennison Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                  May 31, 2003
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                   $ 18.76
                                                                     -------
Income from investment operations
Net investment income (loss)                                            (.19)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (.27)
                                                                     -------
   Total from investment operations                                     (.46)
                                                                     -------
Less dividends and distributions
Dividends from net investment income                                    (.28)
Distributions from net realized gains on investments                    (.93)
Distributions in excess of net realized gains on
   investments                                                            --
                                                                     -------
Total dividends and distributions                                      (1.21)
                                                                     -------
Net asset value, end of year                                         $ 17.09
                                                                     -------
                                                                     -------
TOTAL RETURN(b):                                                       (1.31)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $ 7,778
Average net assets (000)                                             $ 5,585
Ratios to average net assets:
   Expenses, including distribution fees and service
      (12b-1) fees                                                      2.39%
   Expenses, excluding distribution fees and service
      (12b-1) fees                                                      1.39%
Net investment income (loss)                                           (1.23)%

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

    28                                     See Notes to Financial Statements

       Jennison Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
     $17.33               $14.24               $10.46               $10.92
    -------              -------              -------              -------
       (.14)                 .01                 (.13)                (.12)
       1.61                 3.08                 3.91                  .17
    -------              -------              -------              -------
       1.47                 3.09                 3.78                  .05
    -------              -------              -------              -------
       (.04)                  --                   --                   --
         --                   --                   --                   --
         --                   --                   --                 (.51)
    -------              -------              -------              -------
       (.04)                  --                   --                 (.51)
    -------              -------              -------              -------
     $18.76               $17.33               $14.24               $10.46
    -------              -------              -------              -------
    -------              -------              -------              -------
       8.57%               21.70%               36.14%                1.64%
     $5,278               $4,277               $2,078               $1,568
     $3,771               $2,923               $1,851               $1,490
       2.46%                2.32%                2.28%                2.54%
       1.46%                1.32%                1.28%                1.54%
       (.93)%                .05%               (1.04)%              (1.28)%

    See Notes to Financial Statements                                     29

       Jennison Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                  May 31, 2003
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year                                   $ 20.93
                                                                    --------
Income from investment operations
Net investment income (loss)                                            (.04)
Net realized and unrealized gain (loss) on investment and
   foreign currency transactions                                        (.27)
                                                                    --------
   Total from investment operations                                     (.31)
                                                                    --------
Less dividends and distributions
Dividends from net investment income                                    (.45)
Distributions from net realized gains on investments                    (.93)
Distributions in excess of net realized gains on dividends
   and investments                                                        --
                                                                    --------
Total dividends and distributions                                      (1.38)
                                                                    --------
Net asset value, end of year                                         $ 19.24
                                                                    --------
                                                                    --------
TOTAL RETURN(b):                                                       (0.24)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $14,586
Average net assets (000)                                             $10,707
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.39%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.39%
Net investment income (loss)                                            (.22)%

------------------------------
(a) Calculations are made based on average month-end shares outstanding during the year.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c) Less than $.005 per share.

    30                                     See Notes to Financial Statements

       Jennison Natural Resources Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
-------------------------------------------------------------------------------------
                                 Year Ended May 31,
-------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999
-------------------------------------------------------------------------------------
    $  19.32              $15.71               $11.42               $11.76
    --------             -------              -------              -------
          --(c)              .20                   --(c)              (.03)
        1.80                3.41                 4.29                  .20
    --------             -------              -------              -------
        1.80                3.61                 4.29                  .17
    --------             -------              -------              -------
        (.19)                 --                   --                   --
          --                  --                   --                   --
          --                  --                   --                 (.51)
    --------             -------              -------              -------
        (.19)                 --                   --                 (.51)
    --------             -------              -------              -------
    $  20.93              $19.32               $15.71               $11.42
    --------             -------              -------              -------
    --------             -------              -------              -------
        9.69%              22.98%               37.57%                2.56%
    $ 10,728              $8,319               $3,467               $1,630
    $  6,272              $5,053               $2,552               $1,381
        1.46%               1.32%                1.28%                1.54%
        1.46%               1.32%                1.28%                1.54%
        (.01)%              1.22%                   0%                (.30)%

    See Notes to Financial Statements                                     31

       Jennison Natural Resources Fund, Inc.
             Report of Independent Auditors

To the Board of Directors and Shareholders of Jennison Natural Resources Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jennison Natural Resources Fund, Inc. formerly known as Prudential Natural Resources Fund, Inc. (the 'Fund') at May 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
July 16, 2003

       Jennison Natural Resources Fund, Inc.
             Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (May 31, 2003) as to the federal tax status of dividends paid by the Fund during its fiscal year ended May 31, 2003.

      During the fiscal year ended May 31, 2003, the Fund paid distributions of $1.337 per Class A share, $1.212 per Class B share, $1.212 per Class C share and $1.377 per Class Z share. Of these amounts, $0.182 per Class A, B, C and Z shares represent distributions from short-term capital gains which is taxable as ordinary income, $0.623 and 0.130 per Class A, B, C and Z shares represent distributions from long-term capital gains which is taxable at the 18% and 20% gain rate, respectively. The remaining $0.405 per Class A share, $0.28 per Class B share, $0.28 per Class C share and $0.445 per Class Z share represent dividends paid from net investment income which is taxable as ordinary income. The Fund utilized redemptions as distributions in the amount of $.0054 as long-term capital gains. Further, we wish to advise you that 18.75% of the ordinary income dividends paid in the fiscal year ended May 31, 2003, qualified for the corporate dividends received deduction available to corporate taxpayers.
      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.
                                                                          33

Jennison Natural Resources Fund, Inc.
                      www.jennisondryden.com    (800) 521-7466

             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

      Independent Directors

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                Position        and Length                                    Fund Complex            Other
                                With             of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         the Fund        Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
David E.A. Carson (68)          Director        since 2003    Director (January 2000-May           97        Director of United
                                                              2000), Chairman (January                       Illuminating and UIL
                                                              1999-December 1999), Chairman                  Holdings (utility
                                                              and Chief Executive Officer                    company), since 1993.
                                                              (January 1998-December 1998)
                                                              and President, Chairman and
                                                              Chief Executive Officer
                                                              (1983-December 1997) of
                                                              People's Bank.

Robert E. La Blanc (69)         Director        since 2003    President (since 1981) of            107       Director of Storage
                                                              Robert E. La Blanc Associates,                 Technology Corporation
                                                              Inc. (telecommunications);                     (since 1979)
                                                              formerly General Partner at                    (technology), Chartered
                                                              Salomon Brothers and Vice                      Semiconductor
                                                              Chairman of Continental                        Manufacturing, Ltd.
                                                              Telecom; Trustee of Manhattan                  (since 1998)
                                                              College.                                       (Singapore); Titan
                                                                                                             Corporation
                                                                                                             (electronics, since
                                                                                                             1995), Computer
                                                                                                             Associates
                                                                                                             International, Inc.
                                                                                                             (since 2002) (software
                                                                                                             company); Director
                                                                                                             (since 1999) of First
                                                                                                             Financial Fund, Inc.
                                                                                                             and Director (since
                                                                                                             April 1999) of The High
                                                                                                             Yield Plus Fund, Inc.

Douglas H. McCorkindale (64)    Director        since 2000    Chairman (since February             99        Director of Gannett
                                                              2001), Chief Executive Officer                 Co., Inc., Director of
                                                              (since June 2000) and                          Continental Airlines,
                                                              President (since September                     Inc. (since May 1993);
                                                              1997) of Gannett Co. Inc.                      Director (since May
                                                              (publishing and media);                        2001) of Lockheed
                                                              formerly Vice Chairman (March                  Martin Corp. (aerospace
                                                              1984-May 2000) of Gannett Co.                  and defense); Director
                                                              Inc.                                           of The High Yield Plus
                                                                                                             Fund, Inc. (since
                                                                                                             1996).

    34                                                                    35

       Jennison Natural Resources Fund, Inc.
                         www.jennisondryden.com      (800) 521-7466

             Management of the Fund (Unaudited) Cont'd.

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                Position        and Length                                    Fund Complex            Other
                                With             of Time          Principal Occupations        Overseen by     Directorships Held
Name, Address** and Age         the Fund        Served***          During Past 5 Years          Director       by the Director****
------------------------------------------------------------------------------------------------------------------------------------
Stephen P. Munn (61)            Director        since 2000    Chairman of the Board (since         105       Chairman of the Board
                                                              January 1994) and formerly                     (since January 1994)
                                                              Chief Executive Officer                        and Director (since
                                                              (1988-2001) and President of                   1988) of Carlisle
                                                              Carlisle Companies                             Companies Incorporated
                                                              Incorporated.                                  (manufacturer of
                                                                                                             industrial products);
                                                                                                             Director of Gannett
                                                                                                             Co., Inc. (publishing
                                                                                                             and media).

Richard A. Redeker (59)         Director        since 2000    Formerly Management Consultant       100
                                                              of Invesmart, Inc. (August
                                                              2001-October 2001); formerly
                                                              employee of Prudential
                                                              Investments (October
                                                              1996-January 1998).

Robin B. Smith (63)             Director        since 1996    Chairman of the Board (since         107       Director of BellSouth
                                                              January 2003) of Publishers                    Corporation (since
                                                              Clearing House (direct                         1992).
                                                              marketing), formerly Chairman
                                                              and Chief Executive Officer
                                                              (August 1996-December 2002) of
                                                              Publishers Clearing House.

Stephen Stoneburn (59)          Director        since 2003    President and Chief Executive        105
                                                              Officer (since June 1996) of
                                                              Quadrant Media Corp. (a
                                                              publishing company); formerly
                                                              President (June 1995-June
                                                              1996) of Argus Integrated
                                                              Media, Inc.; Senior Vice
                                                              President and Managing
                                                              Director (January 1993-1995)
                                                              of Cowles Business Media and
                                                              Senior Vice President of
                                                              Fairchild Publications, Inc.
                                                              (1975-1989).

Clay T. Whitehead (64)          Director        since 1999    President (since 1983) of            104       Director (since 2000)
                                                              National Exchange Inc. (new                    of First Financial
                                                              business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

    36                                                                    37

       Jennison Natural Resources Fund, Inc.
                           www.jennisondryden.com     (800) 521-7466

             Management of the Fund (Unaudited) Cont'd.

       Interested Directors

Robert F. Gunia (56)*D          Vice            since 1996    Chief Administrative Officer         187       Vice President and
                                President                     (since June 1999) of                           Director (since May
                                and Director                  Prudential Investments LLC                     1989) and Treasurer
                                                              (PI); Executive Vice President                 (since 1999) of The
                                                              and Treasurer (since January                   Asia Pacific Fund, Inc.
                                                              1996) of PI; President (since
                                                              April 1999) of Prudential
                                                              Management Services LLC
                                                              (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); Director,
                                                              Executive Vice President and
                                                              Chief Administrative Officer
                                                              (since May 2003) of American
                                                              Skandia Investment Services,
                                                              Inc., American Skandia
                                                              Advisory Services, Inc., and
                                                              American Skandia Fund
                                                              Services, Inc.; formerly
                                                              Senior Vice President (March
                                                              1987-May 1999) of Prudential
                                                              Securities Incorporated
                                                              (Prudential Securities).

Judy A. Rice (55)*D             President       since 2000    President, Chief Executive           102
                                and Director                  Officer, Chief Operating
                                                              Officer and Officer-In-Charge
                                                              (since 2003) of PI; Director,
                                                              Officer-In-Charge, President,
                                                              Chief Executive Officer and
                                                              Chief Operating Officer (since
                                                              May 2003) of American Skandia
                                                              Advisory Services, Inc.;
                                                              Director, Officer-In-Charge,
                                                              President, Chief Executive
                                                              Officer and Chief Operating
                                                              Officer (since May 2003) of
                                                              American Skandia Investment
                                                              Services, Inc.; Director,
                                                              Officer-In-Charge, President,
                                                              Chief Executive Officer (since
                                                              May 2003) of American Skandia
                                                              Fund Services, Inc., formerly
                                                              various positions to Senior
                                                              Vice President (1992-1999) of
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Member
                                                              of Board of Governors of the
                                                              Money Management Institute.

      Information pertaining to the officers of the Fund who are not also Directors is set forth below.

    38                                                                    39

       Jennison Natural Resources Fund, Inc.
                           www.jennisondryden.com    (800) 521-7466

             Management of the Fund (Unaudited) Cont'd.

       Officers

                                              Term of Office
                                Position        and Length
                                With             of Time          Principal Occupations
Name, Address** and Age         the Fund        Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (47)   Chief Legal     since 2002    Vice President and Chief Legal
                                Officer and                   Officer--Mutual Funds and Unit
                                Assistant                     Investment Trusts (since
                                Secretary                     August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Secretary (since April 2003)
                                                              of PI; Senior Vice President
                                                              and Secretary (since May 2003)
                                                              of American Skandia Investment
                                                              Services, Inc.; Senior Vice
                                                              President and Secretary (since
                                                              May 2003) of American Skandia
                                                              Advisory Services, Inc.;
                                                              Senior Vice President and
                                                              Secretary (since May 2003) of
                                                              American Skandia Fund
                                                              Services, Inc.; Vice President
                                                              and Assistant Secretary of
                                                              PIMS (since October 2001),
                                                              previously Senior Vice
                                                              President and Assistant
                                                              Secretary (February 2001-April
                                                              2003) of PI, Vice President
                                                              and Associate General Counsel
                                                              (December 1996-February 2001)
                                                              of PI and Vice President and
                                                              Associate General Counsel
                                                              (September 1987-September
                                                              1996) of PSI.

Grace C. Torres (43)            Treasurer       since 1997    Senior Vice President (since
                                and                           January 2000) of PI; Senior
                                Principal                     Vice President and Assistant
                                Financial                     Treasurer (since May 2003) of
                                and                           American Skandia Investment
                                Accounting                    Services, Inc. and American
                                Officer                       Skandia Advisory Services,
                                                              Inc.; formerly First Vice
                                                              President (December
                                                              1996-January 2000) of PI and
                                                              First Vice President (March
                                                              1993-1999) of Prudential
                                                              Securities.

Maria G. Master (32)            Secretary       since 2002    Vice President and Corporate
                                                              Counsel (since August 2001) of
                                                              Prudential; Vice President and
                                                              Assistant Secretary (since May
                                                              2003) of American Skandia
                                                              Investment Services, Inc.;
                                                              formerly Financial/Economic
                                                              Analyst with the Federal
                                                              Reserve Bank of New York
                                                              (April 1999-July 2001),
                                                              Associate Attorney of Swidler
                                                              Berlin Shereff Friedman LLP
                                                              (March 1997-April 1999) and
                                                              Associate

    40                                                                    41

       Jennison Natural Resources Fund, Inc.
                            www.jennisondryden.com     (800) 521-7466

             Management of the Fund (Unaudited) Cont'd.

                                              Term of Office
                                Position        and Length
                                With             of Time          Principal Occupations
Name, Address** and Age         the Fund        Served***          During Past 5 Years
--------------------------------------------------------------------------------------------
                                                              Attorney of Riker, Danzig,
                                                              Scherer, Hyland & Perretti LLP
                                                              (August 1995-March 1997).

Maryanne Ryan (38)              Anti-Money      since 2002    Vice President, Prudential
                                Laundering                    (since November 1998), First
                                Compliance                    Vice President Prudential
                                Officer                       Securities (March 1997-May
                                                              1998); Anti-Money Laundering
                                                              Officer of American Skandia
                                                              Investment Services, Inc.,
                                                              American Skandia Advisory
                                                              Services, Inc. and American
                                                              Skandia Marketing, Inc.

------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals' length of service as Director and/or Officer.
 **** This column includes only directorships of companies required to register or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.
    D On March 4, 2003, Ms. Rice was elected to serve as President of the Fund.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

    42                                                                    43

Jennison Natural Resources Fund, Inc.

Class A    Growth of a $10,000 Investment

                  (CHART)

Average Annual Total Returns (With Sales Charge)         As of 5/31/03

              One Year    Five Years    Ten Years    Since Inception
    Class A    -5.51%       12.23%        9.53%           8.19%
    Class B    -5.86        12.40         9.27            7.45
    Class C    -3.20        12.30         N/A             9.63
    Class Z    -0.24        13.68         N/A             8.68

 Average Annual Total Returns (Without Sales Charge)     As of 5/31/03

              One Year    Five Years    Ten Years    Since Inception
    Class A    -0.53%       13.39%       10.10%           8.61%
    Class B    -1.31        12.53         9.27            7.45
    Class C    -1.31        12.53         N/A             9.75
    Class Z    -0.24        13.68         N/A             8.68

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 9/28/87; Class C,
8/1/94; and Class Z, 9/16/96.

The graph compares a $10,000 investment in the
Jennison Natural Resources Fund, Inc. (Class A
shares) with a similar investment in the Morgan
Stanley Capital International World Net Dividends
Index (MSCI World ND Index) and the Standard & Poor's
500 Composite Stock Price Index (S&P 500 Index) by
portraying the initial account values at the
beginning of the 10-year period for Class A shares
(May 31, 1993) and the account values at the end of
the current fiscal year (May 31, 2003) as measured on
a quarterly basis. For purposes of the graph, and
unless otherwise indicated, it has been assumed that
(a) the maximum applicable front-end sales charge was
deducted from the initial $10,000 investment in Class
A shares; (b) all recurring fees (including
management fees) were deducted; and (c) all dividends
and distributions were reinvested. The line graph
provides information for
                                 www.jennisondryden.com    (800) 225-1852

Class A shares only. As indicated in the tables, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated below).
Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns on investment in the graph and returns for Class A shares in the tables would have been lower.

The MSCI World ND Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.
The MSCI World ND Index consists of approximately 23 developed market indexes in Australia, Canada, Europe, the Far East, New Zealand, and the United
States. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. Both indexes' total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. The MSCI World ND Index and the S&P 500 Index are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index. This graph is furnished to you in accordance with Securities and Exchange Commission regulations.

The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase, and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

For More Information

JennisonDryden Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit our website at:
www.jennisondryden.com

DIRECTORS
David E.A. Carson
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
Stephen P. Munn
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Stephen Stoneburn
Clay T. Whitehead

OFFICERS
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Chief Legal Officer
   and Assistant Secretary
Maria G. Master, Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

INVESTMENT ADVISER
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

MUTUAL FUNDS:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL    MAY LOSE VALUE    ARE NOT A DEPOSIT OF OR GUARANTEED BY
GOVERNMENT AGENCY                                               ANY BANK OR ANY BANK AFFILIATE

Fund Symbols    Nasdaq      CUSIP
------------    ------      -----
Class A         PGNAX     476293105
Class B         PRGNX     476293204
Class C         PNRCX     476293303
Class Z         PNRZX     476293402

MF135E    IFS-A081643

Item 2 -- Code of Ethics -- Not required in this filing

Item 3 -- Audit Committee Financial Expert -- Not required in this filing

Item 4 -- Principal Accountant Fees and Services -- Not required in this filing

Item 5 -- Reserved

Item 6 -- Reserved

Item 7 -- Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -- Not required in this filing

Item 8 -- Reserved

Item 9 -- Controls and Procedures

          (a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

          (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 -- Exhibits

          (a)  Code of Ethics -- Not required in this filing

          (b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act -- Attached hereto

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jennison Natural Resources Fund
(formerly Prudential Natural Resources Fund)

By: /s/ Maria Master
    ----------------------------------------------------------
    Maria Master
    Assistant Secretary

Date: July 29, 2003

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Judy A. Rice
    ----------------------------------------------------------
    Judy A. Rice
    President and Principal Executive Officer

Date: July 29, 2003

By: /s/ Grace C. Torres
    ----------------------------------------------------------
    Grace C. Torres
    Treasurer and Principal Financial Officer

Date: July 29, 2003

Attached hereto as an exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.